UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2004

MISSION ENERGY HOLDING COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	333-68632	95-4867576
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2600 Michelson Drive, Suite 1700 Irvine, California 92612
(Address of principal executive offices, including zip code)

949-852-3576
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report includes forward-looking statements. Mission Energy Holding Company has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Mission Energy Holding Company’s control. Mission Energy Holding Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

See the information set forth below in Item 2.01 below, which is incorporated into this Item 1.01 by reference.

This agreement has been incorporated by reference under Item 9.01(c) as Exhibit 2.1.

Section 2 – Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

Mission Energy Holding Company’s subsidiary, Edison Mission Energy (EME), completed the sale of the stock of its subsidiary Mission Energy Universal Holdings (Universal Holdings) pursuant to a Purchase Agreement, dated July 20, 2004, by and between EME and Origin Energy New Zealand Limited.  The Purchase Agreement was entered into following a competitive bidding process. The sale of Universal Holdings included the sale of EME’s 51.2% ownership interest in Contact Energy Limited. Contact Energy generates about 30% of New Zealand’s electricity and is one of the largest retailers of natural gas and electricity in New Zealand.  Consideration from the sale of Universal Holdings was NZ$1,101.4 million (approximately US$739 million) in cash and NZ$535 million (approximately US$359 million) of assumed debt.  The cash proceeds from the sale, net of transaction costs and taxes, will be used to repay a portion of the $800 million secured loan at Mission Energy Holdings International, Inc., another subsidiary of EME.  The sale of the shares of Universal Holdings occurred on September 30, 2004 in the United States and October 1, 2004 in New Zealand (which is sixteen hours ahead of Eastern Daylight Time).  EME and its wholly-owned subsidiary, EME Investments II LLC, a Delaware limited liability company and the actual owner of the Universal Holdings shares which were sold to Origin Energy New Zealand, maintain their respective books and records in the United States and, accordingly, will account for the transaction as a sale on September 30, 2004.

On October 4, 2004, EME issued a press release announcing that it had completed the sale.  A copy of the press release has been attached under Item 9.01(c) as Exhibit 99.1.  Such information is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of Mission Energy Holding Company are attached as Exhibit 99.2.

(c)  Exhibits

2.1                                 Purchase Agreement, dated July 20, 2004, between Edison Mission Energy and Origin Energy New Zealand Limited, incorporated by reference to Exhibit 2.1 to Edison Mission Energy’s Form 8-K, dated September 30, 2004.

99.1                           Press Release of Edison Mission Energy, dated October 4, 2004.

99.2                           Unaudited Pro Forma Condensed Consolidated Financial Statements of Mission Energy Holding Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mission Energy Holding Company
(Registrant)

Date:	October 4, 2004	/s/ Kevin M. Smith
KEVIN M. SMITH Senior Vice President and Chief Financial Officer